UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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/    / Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)).
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/ X / Definitive Additional Materials.
/    / Soliciting Material under § 240.14a-12.

PUTNAM AMERICAN GOVERNMENT INCOME FUND
PUTNAM ARIZONA TAX EXEMPT INCOME FUND
PUTNAM ASSET ALLOCATION FUNDS
PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND
PUTNAM CONVERTIBLE SECURITIES FUND
PUTNAM DIVERSIFIED INCOME TRUST
PUTNAM EQUITY INCOME FUND
PUTNAM EUROPE EQUITY FUND
THE PUTNAM FUND FOR GROWTH AND INCOME
PUTNAM FUNDS TRUST
THE GEORGE PUTNAM FUND OF BOSTON (d/b/a GEORGE PUTNAM BALANCED
FUND)
PUTNAM GLOBAL EQUITY FUND
PUTNAM GLOBAL HEALTH CARE FUND
PUTNAM GLOBAL INCOME TRUST
PUTNAM GLOBAL NATURAL RESOURCES FUND
PUTNAM GLOBAL UTILITIES FUND
PUTNAM HIGH YIELD ADVANTAGE FUND
PUTNAM HIGH YIELD TRUST

PUTNAM INCOME FUND
PUTNAM INTERNATIONAL EQUITY FUND
PUTNAM INVESTMENT FUNDS
PUTNAM INVESTORS FUND
PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
PUTNAM MONEY MARKET FUND
PUTNAM MULTI-CAP GROWTH FUND
PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
PUTNAM NEW YORK TAX EXEMPT INCOME FUND
PUTNAM OHIO TAX EXEMPT INCOME FUND
PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND
PUTNAM RETIREMENTREADY FUNDS
PUTNAM TAX EXEMPT INCOME FUND
PUTNAM TAX EXEMPT MONEY MARKET FUND
PUTNAM TAX-FREE INCOME TRUST
PUTNAM U.S. GOVERNMENT INCOME TRUST
PUTNAM VARIABLE TRUST
PUTNAM VOYAGER FUND

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Email Notification Setup Form
Work Order Number: 24215

From Address: PutnamInvestments@proxydirectmail.com
Reply to Address: internetresponse@computershare.com

Subject: REMINDER: We need your vote

Email body:

Dear Shareholder:

In December you received an email letting you know that the proxy materials for the Putnam Funds Shareholder Meeting, scheduled for February 27, 2014, were available online. Our records show that we have not yet received your vote. Please take a moment to vote on these important matters. Your prompt vote will reduce the need for any additional reminders. Please read the proxy materials by clicking here. [https://www.proxy-direct.com/put-25215] You will need Adobe Acrobat Reader. [http://www.adobe.com/products/acrobat/readstep2.html]

We appreciate your prompt response as it can help keep fund administrative expenses as low as possible.

Vote your proxy online

Voting your proxy online is convenient. Just click on the following links:

Fund: xxxxxx
Control number: xxxxxxxxxx
Security code: xxxxxx
Click here to vote

Fund: xxxxxx
Control number: xxxxxxxxxx
Security code: xxxxxx
Click here to vote

You can also go to http://www.proxy-direct.com and enter your control number and security code exactly as they appear above. If multiple control numbers and security codes appear, you will need to vote each individually in order for your vote to be captured on all accounts. Please note that there is no charge for you to vote via this service, though you may incur costs associated with electronic access, such as usage.

If you have questions about the proposals, please call a customer service representative at 1-866-963-5821, or contact your financial advisor.

We appreciate your attention to this important matter.